SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                             ----------------------



       Date of Report (Date of earliest event reported): November 30, 2001
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                        Access Health Alternatives, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



        Florida                        000-26445               59-3542362
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(State of incorporation or           (Commission             (I.R.S. Employer
      organization)                   File Number)        Identification Number)



                2016 South Orange Avenue, Orlando Florida, 32806
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               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (407) 423-4799
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ITEM 3.   Bankruptcy or Receivership
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On November 21, 2001 the Registrant filed a Voluntary Petition for protection under Chapter 11 of the Bankruptcy Code. The Voluntary Petition was filed in the United States Bankruptcy Court for the Middle District of Florida Orlando Division. The Registrant will continue to operate the Company as debtor in possession. In addition to the Registrant, Access HealthMax, Inc., a subsidiary of Registrant, Access HealthMax LLC, Access HealthMax LLC II, and Access HealthMax LLC III, also filed Voluntary Petitions for protection under Chapter 11 of the Bankruptcy Code. The case numbers are: Access Health Alternatives, Inc. 01-11619-6B1; Access HealthMax, Inc. 01-11620-6B1; Access HealthMax LLC 01-11621-6B1; Access HealthMax LLC II 01-11622-6B1, and; Access HealthMax LLC III 01-11623-6B1.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ACCESS HEALTH ALTERNATIVES
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                                               (Registrant)


Date: November 30, 2001                        /s/ Daniel J. Pavlik
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                                               Daniel J. Pavlik
                                               President, Chairman, and
                                               Chief Executive Officer



                                               /s/ Steven Miracle
                                               -----------------------------
                                               Steven Miracle
                                               Chief Operating Officer